UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

JAMF HOLDING CORP.

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Your Vote Counts! JAMF HOLDING CORP. 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET P.O. BOX 1342 BRENTWOOD, NY 11717 D43653-P49013 You invested in JAMF HOLDING CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2021. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 25, 2021 8:00 A.M. Central Time www.virtualshareholdermeeting.com/JAMF2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Directors Nominees: David A. Breach Michael Fosnaugh Christina Lema To approve, by an advisory vote, the retention of the classified structure of Jamf’s Board. To approve, by an advisory vote, the retention of the supermajority voting standards in Jamf’s Amended and Restated Certificate of Incorporation and Jamf’s Amended and Restated Bylaws. To approve the Jamf Holding Corp. 2021 Employee Stock Purchase Plan. To ratify the appointment of Ernst & Young LLP as Jamf’s independent registered public accounting firm for the year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If any other matters properly come before the meeting, the proxies will vote as recommended by our Board or, if there is no recommendation, at their discretion. Board Recommends For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D43654-P49013